UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02032

______________________

MFS SERIES TRUST XVI

______________________

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

______________________

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

______________________

(Name and address of agents for service)

Registrant's telephone number, including area code: (617) 954-5000

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Date of fiscal year end: June 30

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Date of reporting period: June 30, 2022

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ITEM 1. REPORTS TO STOCKHOLDERS.

Item 1(a):

Annual Report
June 30, 2022
MFS®  Prudent Investor Fund
FPP-ANN

MFS® Prudent Investor Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
Global markets have recently been buffeted by a series of crosscurrents, including rising inflation, tighter financial conditions, the continued spread of the coronavirus (particularly in Asia), and evolving geopolitical tensions in the wake of Russia’s invasion of Ukraine. Consequently, at a time when global growth faces multiple headwinds, central banks have been presented with the challenge of reining in rising prices without tipping economies into recession. At its July meeting, the U.S. Federal Reserve undertook a second consecutive 0.75% rate hike, matching its largest since 1994. Having reached what it believes is a neutral policy stance, the Fed says it intends to move policy into restrictive territory by year-end to slow the economy and dampen inflation. Richly valued, interest rate–sensitive growth equities have been hit particularly hard by higher interest rates, and volatility in credit markets has picked up too.
There are, however, encouraging signs for the markets. The latest wave of COVID-19 cases appears to be receding in Asia, and cases outside of Asia, while numerous, appear to be causing fewer serious illnesses. Meanwhile, unemployment is low and there are signs that some global supply chain bottlenecks are beginning to ease, though lingering coronavirus restrictions in China and disruptions stemming from Russia’s invasion of Ukraine could hamper these advances. Additionally, easier Chinese monetary and regulatory policies and the record pace of corporate stock buybacks are supportive elements, albeit in an otherwise turbulent investment environment.
It is important to have a deep understanding of company fundamentals during times of market transition, and we have built our unique global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating increasingly complex global capital markets. Our investment team is guided by a commitment to long-term fundamental investing. Our global investment platform — combining collective expertise, long-term discipline, and thoughtful risk management — seeks to uncover what we believe are the best, most durable investment ideas in markets around the world, enabling us to potentially create value for investors.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
August 15, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

Portfolio Composition
Portfolio structure
		Active Security Selection (a)	Derivative Overlay Positions (b)	Net Market Exposure (c)
Equities		51.9%	—%	51.9%
Gold Related Investments		1.3%	—%	1.3%
Hedges	MSCI EAFE Index Future - Sep 2022	—%	(0.9)%	(0.9)%
	S&P 500 E-Mini Index Future - Sep 2022	—%	(0.9)%	(0.9)%
	Russell 2000 Index Option Puts	—%	(4.0)%	(4.0)%
	S&P 500 Index Option Puts	—%	(4.9)%	(4.9)%
Net Equity Exposure		53.2%	(10.7)%	42.5%
Debt Instruments, excluding Short-Term Government Securities		9.9%	—%	9.9%
Cash, Cash Equivalents, and Short-Term Government Securities (d)				35.7%
Other (e)				11.9%
Total Net Exposure Summary				100%
Top ten holdings (c)
U.S. Treasury Notes, 1.375%, 9/30/2023	6.5%
U.S. Treasury Notes, 2.625%, 12/31/2023	5.6%
U.S. Treasury Notes, 1.375%, 6/30/2023	5.5%
U.S. Treasury Notes, 0.5%, 3/15/2023	5.5%
U.S. Treasury Notes, 1.625%, 12/15/2022	5.2%
Alphabet, Inc., “A”	3.8%
LEG Immobilien SE	3.3%
U.S. Treasury Notes, 2.25%, 3/31/2024	2.3%
Vonovia SE, REIT	2.2%
Wolters Kluwer N.V.	2.2%

Portfolio Composition - continued
(a)	Represents the actively managed portion of the portfolio and for purposes of this presentation, components include the value of securities, less any securities sold short. The bond component will include any accrued interest amounts. This also reflects the equivalent exposure of certain derivative positions. These amounts may be negative from time to time.
(b)	Represents the tactical overlay portion of the portfolio which is how the fund manages its exposure to markets and currencies through the use of derivative positions. Percentages reflect the equivalent exposure of those derivative positions.
(c)	For purposes of this presentation, the components include the value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of all derivative positions. These amounts may be negative from time to time. The bond component will include any accrued interest amounts.
(d)	Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities (including U.S. Treasury securities with a maturity of less than 3 years for the purpose of this presentation), and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
(e)	Other includes currency derivatives and/or the offsetting of the leverage produced by the fund’s derivative positions, including payables and/or receivables of the finance leg of interest rate swaps and the unrealized gain or loss in connection with forward currency exchange contracts.
Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The value of derivatives may be different.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
Percentages are based on net assets as of June 30, 2022.
The portfolio is actively managed and current holdings may be different.

Management Review
Summary of Results
For the twelve months ended June 30, 2022, Class A shares of the MFS Prudent Investor Fund (fund) provided a total return of -12.58%, at net asset value. This compares with a return of -14.34% for the fund’s benchmark, the MSCI World Index (net div). The fund's other benchmark, the ICE BofA 0-3 Month U.S. Treasury Bill Index, generated a return of 0.18%.
Market Environment
During the reporting period, markets continued to grapple with the strongest global inflationary pressures in decades along with signs of slowing economic growth. Intermittent coronavirus flareups, particularly in China, where home-grown vaccines have proved less effective than elsewhere, have kept supply chains stretched for longer than expected. At the same time, the reopening of the economy in the parts of the world where the virus has been better contained has led to a shift in consumption patterns from goods to services, straining already tight labor markets in most developed economies. As a result of Russia’s invasion of Ukraine, geopolitical considerations, such as sanctions and trade bans, have resulted in additional supply chain tumult and soaring global energy prices. Taken together, these factors have contributed to significant upticks in market volatility.
The ripple effects from the Russian invasion further complicated the mission central banks must undertake to rein in surging inflation. Energy shocks have historically resulted in global growth slowdowns, if not pullbacks, so policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on corralling inflation, although investors appeared to have expected varying degrees of action from the central banks. The Fed was expected to be the most hawkish developed market central bank and the European Central Bank less so, given the growth-deleting effects on Europe's economy stemming from the invasion.
Against an environment of rising labor and raw materials prices, higher interest rates and waning fiscal and monetary stimulus, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that a few supply chain bottlenecks (particularly semiconductors) may be easing, low levels of unemployment across developed markets and loosening coronavirus restrictions were supportive factors for the macroeconomic backdrop.
Factors Affecting Performance
During the reporting period, the fund's allocation to the equity securities asset class, primarily to large capitalization stocks and, to a lesser extent, its allocation to the fixed income securities asset class, detracted from absolute performance. Conversely, the fund's long exposure to the Russell 2000® Index, via index options, contributed to absolute returns.

Management Review - continued
Respectfully,
Portfolio Manager(s)
David Cole, Shanti Das-Wermes, Edward Dearing, and Barnaby Wiener
Note to Shareholders: Effective January 3, 2022, Shanti Das-Wermes was added as a Portfolio Manager of the fund.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

Performance Summary THROUGH 6/30/22
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment (t)

Performance Summary  - continued
Total Returns through 6/30/22
Average annual without sales charge
Share Class	Class Inception Date	1-yr	Life (t)
A	1/18/18	(12.58)%	2.06%
B	1/18/18	(13.31)%	1.27%
C	1/18/18	(13.25)%	1.29%
I	1/18/18	(12.41)%	2.29%
R1	1/18/18	(13.32)%	1.26%
R2	1/18/18	(12.80)%	1.79%
R3	1/18/18	(12.65)%	2.03%
R4	1/18/18	(12.40)%	2.30%
R6	1/18/18	(12.35)%	2.33%
Comparative benchmark(s)

MSCI World Index (net div) (f)	(14.34)%	5.15%
ICE BofA 0-3 Month U.S. Treasury Bill Index (f)	0.18%	1.06%
Average annual with sales charge

A With Initial Sales Charge (5.75%)	(17.61)%	0.71%
B With CDSC (Declining over six years from 4% to 0%) (v)	(16.73)%	0.84%
C With CDSC (1% for 12 months) (v)	(14.10)%	1.29%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
ICE BofA 0-3 Month U.S. Treasury Bill Index(d) – tracks the performance of U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than 3 months.
MSCI World Index(e) (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the global developed markets.
It is not possible to invest directly in an index.
(d)	Source ICE Data Indices, LLC (“ICE Data”), is used with permission. ICE Data, its affiliates and their respective third party suppliers disclaim any and all warranties and representations, express and/or implied, including any warranties of merchantability or fitness for a particular purpose or use, including the indices, index data and any data included in, related to, or derived therefrom. Neither ICE Data, its affiliates nor their respective third party suppliers shall be subject to any damages or liability with respect the adequacy, accuracy, timeliness or

Performance Summary  - continued
completeness of the indices or the index data or any component thereof, and the indices and the index data and all components thereof are provided on an “as is” basis and your use is at your own risk. ICE Data, its affiliates and their respective third party suppliers do not sponsor, endorse or recommend MFS, or any of its products or services.
(e)	Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

Expense Table
Fund expenses borne by the shareholders during the period,
January 1, 2022 through June 30, 2022
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2022 through June 30, 2022.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 1/01/22	Ending Account Value 6/30/22	Expenses Paid During Period (p) 1/01/22 - 6/30/22
A	Actual	1.24%	$1,000.00	$869.53	$5.75
	Hypothetical (h)	1.24%	$1,000.00	$1,018.65	$6.21
B	Actual	1.99%	$1,000.00	$865.60	$9.21
	Hypothetical (h)	1.99%	$1,000.00	$1,014.93	$9.94
C	Actual	1.99%	$1,000.00	$866.27	$9.21
	Hypothetical (h)	1.99%	$1,000.00	$1,014.93	$9.94
I	Actual	0.99%	$1,000.00	$869.75	$4.59
	Hypothetical (h)	0.99%	$1,000.00	$1,019.89	$4.96
R1	Actual	1.99%	$1,000.00	$865.60	$9.21
	Hypothetical (h)	1.99%	$1,000.00	$1,014.93	$9.94
R2	Actual	1.49%	$1,000.00	$868.07	$6.90
	Hypothetical (h)	1.49%	$1,000.00	$1,017.41	$7.45
R3	Actual	1.24%	$1,000.00	$868.91	$5.75
	Hypothetical (h)	1.24%	$1,000.00	$1,018.65	$6.21
R4	Actual	0.99%	$1,000.00	$870.59	$4.59
	Hypothetical (h)	0.99%	$1,000.00	$1,019.89	$4.96
R6	Actual	0.91%	$1,000.00	$869.86	$4.22
	Hypothetical (h)	0.91%	$1,000.00	$1,020.28	$4.56
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Portfolio of Investments
6/30/22
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 52.7%
Aerospace & Defense – 1.2%
Safran S.A.	5,013	$494,920
Alcoholic Beverages – 1.3%
Heineken Holding N.V.	7,437	$541,266
Apparel Manufacturers – 0.7%
Adidas AG	1,657	$293,044
Automotive – 1.1%
Knorr-Bremse AG	7,888	$449,848
Business Services – 1.0%
Accenture PLC, “A”	1,569	$435,633
Cable TV – 1.6%
Charter Communications, Inc., “A” (a)	1,402	$656,879
Computer Software – 8.9%
Adobe Systems, Inc. (a)	1,438	$526,394
Check Point Software Technologies Ltd. (a)	7,362	896,544
Microsoft Corp.	2,101	539,600
Oracle Corp.	9,560	667,957
Oracle Corp. Japan	8,200	475,030
Sage Group PLC	83,144	642,489
		$3,748,014
Computer Software - Systems – 1.5%
Amadeus IT Group S.A. (a)	7,837	$436,592
Constellation Software, Inc.	134	198,925
		$635,517
Consumer Products – 2.2%
Kao Corp.	11,000	$443,632
Kose Corp. (l)	5,100	463,841
		$907,473
Consumer Services – 1.1%
Booking Holdings, Inc. (a)	277	$484,470
Electrical Equipment – 1.6%
Legrand S.A.	9,380	$692,606
Electronics – 1.2%
Kyocera Corp.	9,200	$492,005

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Food & Beverages – 2.0%
Danone S.A.	4,927	$274,995
Nestle S.A.	4,791	559,272
		$834,267
Forest & Paper Products – 2.2%
Rayonier, Inc., REIT	14,356	$536,627
Weyerhaeuser Co., REIT	12,318	407,972
		$944,599
Insurance – 0.7%
Swiss Re Ltd.	3,549	$275,028
Internet – 4.9%
Alphabet, Inc., “A” (a)	740	$1,612,652
Scout24 AG	8,553	439,103
		$2,051,755
Leisure & Toys – 1.6%
Nintendo Co. Ltd.	1,600	$691,981
Other Banks & Diversified Financials – 1.2%
S&P Global, Inc.	1,522	$513,005
Printing & Publishing – 2.2%
Wolters Kluwer N.V.	9,445	$916,148
Real Estate – 5.4%
LEG Immobilien SE	16,585	$1,375,126
Vonovia SE, REIT	29,777	917,421
		$2,292,547
Special Products & Services – 1.3%
VanEck Gold Miners UCITS ETF (a)	6,332	$189,644
VanEck Junior Gold Miners UCITS ETF (a)	12,714	356,691
		$546,335
Specialty Chemicals – 1.3%
Nitto Denko Corp.	8,300	$537,102
Telecommunications - Wireless – 1.9%
KDDI Corp.	25,900	$818,729
Telephone Services – 1.5%
Hellenic Telecommunications Organization S.A.	14,228	$247,062
Infrastrutture Wireless Italiane S.p.A.	36,992	375,408
		$622,470

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Trucking – 1.0%
Yamato Holdings Co. Ltd.	27,300	$436,623
Utilities - Electric Power – 2.1%
Iberdrola S.A.	83,449	$865,409
Total Common Stocks (Identified Cost, $24,027,950)		$22,177,673
Bonds – 40.3%
Automotive – 0.5%
IAA Spinco, Inc., 5.5%, 6/15/2027 (n)	$245,000	$228,203
Broadcasting – 0.6%
WMG Acquisition Corp., 3.875%, 7/15/2030 (n)	$310,000	$257,780
Building – 0.7%
New Enterprise Stone & Lime Co., Inc., 5.25%, 7/15/2028 (n)	$150,000	$123,305
Standard Industries, Inc., 3.375%, 1/15/2031 (n)	237,000	174,816
		$298,121
Computer Software – 0.3%
Clarivate Science Holdings Corp., 4.875%, 7/01/2029 (n)	$125,000	$102,625
Computer Software - Systems – 0.5%
Fair Isaac Corp., 4%, 6/15/2028 (n)	$236,000	$209,058
Consumer Products – 0.4%
Coty, Inc., 6.5%, 4/15/2026 (n)	$170,000	$156,730
Consumer Services – 1.2%
Arches Buyer, Inc., 6.125%, 12/01/2028 (n)	$245,000	$199,826
Match Group Holdings II LLC, 3.625%, 10/01/2031 (n)	15,000	11,812
Match Group, Inc., 5%, 12/15/2027 (n)	80,000	74,158
Match Group, Inc., 4.625%, 6/01/2028 (n)	260,000	235,716
		$521,512
Electronics – 0.5%
Sensata Technologies B.V., 5%, 10/01/2025 (n)	$145,000	$139,200
Sensata Technologies, Inc., 3.75%, 2/15/2031 (n)	93,000	74,536
		$213,736
Financial Institutions – 0.5%
Global Aircraft Leasing Co. Ltd., 6.5% (6.5% cash or 7.25% PIK), 9/15/2024 (n)(p)	$173,987	$131,795
Global Aircraft Leasing Co. Ltd., 6.5% (6.5% cash or 7.25% PIK), 9/15/2024 (n)(p)	105,000	79,538
		$211,333

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Insurance - Property & Casualty – 0.6%
Hub International Ltd., 7%, 5/01/2026 (n)		$255,000	$239,802
Medical & Health Technology & Services – 0.5%
Charles River Laboratories International, Inc., 4%, 3/15/2031 (n)		$220,000	$187,539
Medical Equipment – 0.5%
Teleflex, Inc., 4.625%, 11/15/2027		$225,000	$207,562
Midstream – 0.4%
Peru LNG, 5.375%, 3/22/2030		$200,000	$161,500
Mortgage-Backed – 0.8%
Ginnie Mae, TBA, 4.5%, 8/15/2052		$100,000	$101,070
UMBS, TBA, 4.5%, 7/14/2052		50,000	50,190
UMBS, TBA, 5%, 7/14/2052		50,000	51,031
UMBS, TBA, 4%, 7/25/2052		100,000	98,607
UMBS, TBA, 5.5%, 8/11/2052		50,000	51,750
			$352,648
Specialty Chemicals – 0.3%
Univar Solutions USA, Inc., 5.125%, 12/01/2027 (n)		$138,000	$128,435
Telecommunications - Wireless – 0.7%
SBA Communications Corp., 3.875%, 2/15/2027		$155,000	$141,482
SBA Communications Corp., 3.125%, 2/01/2029		190,000	155,515
			$296,997
Transportation - Services – 0.3%
Q-Park Holding I B.V., 2%, 3/01/2027	EUR	165,000	$137,441
U.S. Treasury Obligations – 30.5%
U.S. Treasury Notes, 1.625%, 12/15/2022		$2,205,000	$2,197,162
U.S. Treasury Notes, 0.5%, 3/15/2023		2,340,000	2,303,620
U.S. Treasury Notes, 1.375%, 6/30/2023		2,360,000	2,323,863
U.S. Treasury Notes, 1.375%, 9/30/2023 (f)		2,760,000	2,706,417
U.S. Treasury Notes, 2.625%, 12/31/2023		2,385,000	2,373,075
U.S. Treasury Notes, 2.25%, 3/31/2024		960,000	947,925
			$12,852,062
Utilities - Electric Power – 0.5%
Clearway Energy Operating LLC, 4.75%, 3/15/2028 (n)		$125,000	$112,460
Clearway Energy Operating LLC, 3.75%, 2/15/2031 (n)		125,000	100,778
			$213,238
Total Bonds (Identified Cost, $17,785,749)			$16,976,322

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Investment Companies (h) – 6.0%
Money Market Funds – 6.0%
MFS Institutional Money Market Portfolio, 1.21% (v) (Identified Cost, $2,529,488)	2,529,589	$2,529,336

Underlying/Expiration Date/Exercise Price	Put/Call	Counterparty	Notional Amount	Par Amount/ Number of Contracts
Purchased Options – 1.7%
Internet – 0.1%
Tencent Holdings Ltd. – September 2023 @ HKD 495.01	Call	Goldman Sachs International	$ 451,366	97	$29,965
Market Index Securities – 1.6%
Russell 2000 Index – December 2022 @ $1,600	Put	Goldman Sachs International	$ 512,397	3	$28,830
Russell 2000 Index – December 2022 @ $1,700	Put	Goldman Sachs International	853,995	5	64,875
Russell 2000 Index – December 2022 @ $1,800	Put	Goldman Sachs International	853,995	5	91,800
Russell 2000 Index – June 2023 @ $1,700	Put	Goldman Sachs International	853,995	5	86,400
Russell 2000 Index – December 2023 @ $1,650	Put	Goldman Sachs International	853,995	5	100,650
S&P 500 Index – September 2022 @ $3,800	Put	Goldman Sachs International	1,135,614	3	53,331
S&P 500 Index – December 2022 @ $2,900	Put	Goldman Sachs International	1,135,614	3	15,207
S&P 500 Index – December 2022 @ $3,300	Put	Goldman Sachs International	757,076	2	21,112
S&P 500 Index – December 2022 @ $3,400	Put	Goldman Sachs International	1,135,614	3	38,379
S&P 500 Index – March 2023 @ $3,650	Put	Goldman Sachs International	757,076	2	47,288
S&P 500 Index – June 2023 @ $3,750	Put	Goldman Sachs International	757,076	2	61,372
S&P 500 Index – June 2023 @ $3,850	Put	Goldman Sachs International	757,076	2	72,280
					$681,524
Total Purchased Options (Premiums Paid, $610,055)					$711,489

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Collateral for Securities Loaned – 0.5%
JPMorgan U.S. Government Money Market Fund – Class IM Shares, 1.36% (j) (Identified Cost, $209,287)	209,287	$209,287

Other Assets, Less Liabilities – (1.2)%		(513,466)
Net Assets – 100.0%		$42,090,641

(a)	Non-income producing security.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $2,529,336 and $40,074,771, respectively.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $2,968,112, representing 7.1% of net assets.
(p)	Payment-in-kind (PIK) security for which interest income may be received in additional securities and/or cash.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust
TBA	To Be Announced
UMBS	Uniform Mortgage-Backed Security
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
EUR	Euro
HKD	Hong Kong Dollar
Derivative Contracts at 6/30/22
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
USD	280,572	EUR	254,631	BNP Paribas S.A.	7/15/2022	$13,560
Liability Derivatives
EUR	86,317	USD	91,945	JPMorgan Chase Bank N.A.	7/15/2022	$(1,431)

Portfolio of Investments – continued
Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Equity Futures
MSCI EAFE Index	Short	USD	4	$371,320	September – 2022	$6,235
S&P 500 E-Mini Index	Short	USD	2	378,950	September – 2022	7,901
						$14,136
At June 30, 2022, the fund had liquid securities with an aggregate value of $38,243 to cover any collateral or margin obligations for certain derivative contracts.
See Notes to Financial Statements

Financial Statements
Statement of Assets and Liabilities
At 6/30/22
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value, including $200,739 of securities on loan (identified cost, $42,633,041)	$40,074,771
Investments in affiliated issuers, at value (identified cost, $2,529,488)	2,529,336
Cash	15,900
Receivables for
Forward foreign currency exchange contracts	13,560
Net daily variation margin on open futures contracts	5,035
Investments sold	20
TBA sale commitments	51,705
Fund shares sold	5,089
Interest and dividends	126,653
Receivable from investment adviser	22,928
Other assets	506
Total assets	$42,845,503
Liabilities
Payable to custodian	$454
Payables for
Forward foreign currency exchange contracts	1,431
Investments purchased	55,191
TBA purchase commitments	401,408
Collateral for securities loaned, at value	209,287
Payable to affiliates
Administrative services fee	96
Shareholder servicing costs	5,946
Distribution and service fees	578
Payable for independent Trustees' compensation	3
Accrued expenses and other liabilities	80,468
Total liabilities	$754,862
Net assets	$42,090,641
Net assets consist of
Paid-in capital	$45,118,862
Total distributable earnings (loss)	(3,028,221)
Net assets	$42,090,641
Shares of beneficial interest outstanding	4,081,208

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$11,778,982	1,140,801	$10.33
Class B	86,660	8,461	10.24
Class C	7,199,637	708,096	10.17
Class I	12,498,543	1,207,675	10.35
Class R1	222,798	21,747	10.24
Class R2	54,092	5,238	10.33
Class R3	54,698	5,289	10.34
Class R4	55,310	5,340	10.36
Class R6	10,139,921	978,561	10.36

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $10.96 [100 / 94.25 x $10.33]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements

Financial Statements
Statement of Operations
Year ended 6/30/22
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$520,923
Interest	298,467
Dividends from affiliated issuers	5,772
Income on securities loaned	316
Foreign taxes withheld	(31,158)
Total investment income	$794,320
Expenses
Management fee	$436,018
Distribution and service fees	127,895
Shareholder servicing costs	45,164
Administrative services fee	18,211
Independent Trustees' compensation	2,828
Custodian fee	24,918
Shareholder communications	13,103
Audit and tax fees	62,933
Legal fees	1,225
Registration fees	134,779
Miscellaneous	34,752
Total expenses	$901,826
Reduction of expenses by investment adviser	(242,558)
Net expenses	$659,268
Net investment income (loss)	$135,052

Statement of Operations – continued
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$14,189
Affiliated issuers	(3)
Written options	11,642
Forward foreign currency exchange contracts	30,002
Foreign currency	(4,347)
Net realized gain (loss)	$51,483
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(6,942,384)
Affiliated issuers	(206)
Written options	(6,439)
Futures contracts	14,136
Forward foreign currency exchange contracts	6,339
Translation of assets and liabilities in foreign currencies	(1,466)
Net unrealized gain (loss)	$(6,930,020)
Net realized and unrealized gain (loss)	$(6,878,537)
Change in net assets from operations	$(6,743,485)
See Notes to Financial Statements

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	6/30/22	6/30/21
Change in net assets
From operations
Net investment income (loss)	$135,052	$264,154
Net realized gain (loss)	51,483	681,438
Net unrealized gain (loss)	(6,930,020)	2,263,410
Change in net assets from operations	$(6,743,485)	$3,209,002
Total distributions to shareholders	$(1,216,364)	$(662,276)
Change in net assets from fund share transactions	$(6,332,978)	$25,121,848
Total change in net assets	$(14,292,827)	$27,668,574
Net assets
At beginning of period	56,383,468	28,714,894
At end of period	$42,090,641	$56,383,468
See Notes to Financial Statements

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	6/30/22	6/30/21	6/30/20	6/30/19	6/30/18(c)
Net asset value, beginning of period	$12.06	$11.32	$10.60	$10.07	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.03	$0.07	$0.07	$0.12	$0.08
Net realized and unrealized gain (loss)	(1.51)	0.83	0.77	0.54	(0.01)
Total from investment operations	$(1.48)	$0.90	$0.84	$0.66	$0.07
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.06)	$(0.11)	$(0.13)	$—
From net realized gain	(0.18)	(0.10)	(0.01)	—	—
Total distributions declared to shareholders	$(0.25)	$(0.16)	$(0.12)	$(0.13)	$—
Net asset value, end of period (x)	$10.33	$12.06	$11.32	$10.60	$10.07
Total return (%) (r)(s)(t)(x)	(12.58)	7.99	8.01	6.63	0.70(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.69	1.74	2.35	2.74	2.66(a)
Expenses after expense reductions (f)	1.24	1.24	1.24	1.21	1.21(a)
Net investment income (loss)	0.23	0.56	0.61	1.16	1.83(a)
Portfolio turnover	52	32	46	51	6(n)
Net assets at end of period (000 omitted)	$11,779	$16,738	$7,992	$3,485	$2,845
See Notes to Financial Statements

Financial Highlights – continued
Class B	Year ended
	6/30/22	6/30/21	6/30/20	6/30/19	6/30/18(c)
Net asset value, beginning of period	$11.99	$11.28	$10.56	$10.03	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.06)	$(0.04)	$(0.02)	$0.05	$0.04
Net realized and unrealized gain (loss)	(1.51)	0.85	0.78	0.53	(0.01)
Total from investment operations	$(1.57)	$0.81	$0.76	$0.58	$0.03
Less distributions declared to shareholders
From net investment income	$—	$—	$(0.03)	$(0.05)	$—
From net realized gain	(0.18)	(0.10)	(0.01)	—	—
Total distributions declared to shareholders	$(0.18)	$(0.10)	$(0.04)	$(0.05)	$—
Net asset value, end of period (x)	$10.24	$11.99	$11.28	$10.56	$10.03
Total return (%) (r)(s)(t)(x)	(13.31)	7.19	7.25	5.84	0.30(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.44	2.50	3.11	3.50	3.50(a)
Expenses after expense reductions (f)	1.99	1.99	1.99	1.96	1.96(a)
Net investment income (loss)	(0.49)	(0.33)	(0.16)	0.46	0.80(a)
Portfolio turnover	52	32	46	51	6(n)
Net assets at end of period (000 omitted)	$87	$100	$94	$65	$51
See Notes to Financial Statements

Financial Highlights – continued
Class C	Year ended
	6/30/22	6/30/21	6/30/20	6/30/19	6/30/18(c)
Net asset value, beginning of period	$11.90	$11.20	$10.52	$10.03	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.06)	$(0.02)	$(0.01)	$0.05	$0.05
Net realized and unrealized gain (loss)	(1.49)	0.82	0.77	0.53	(0.02)
Total from investment operations	$(1.55)	$0.80	$0.76	$0.58	$0.03
Less distributions declared to shareholders
From net investment income	$—	$(0.00)(w)	$(0.07)	$(0.09)	$—
From net realized gain	(0.18)	(0.10)	(0.01)	—	—
Total distributions declared to shareholders	$(0.18)	$(0.10)	$(0.08)	$(0.09)	$—
Net asset value, end of period (x)	$10.17	$11.90	$11.20	$10.52	$10.03
Total return (%) (r)(s)(t)(x)	(13.25)	7.17	7.29	5.83	0.30(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.44	2.49	3.08	3.49	3.17(a)
Expenses after expense reductions (f)	1.99	1.99	1.99	1.96	1.96(a)
Net investment income (loss)	(0.51)	(0.18)	(0.12)	0.46	1.05(a)
Portfolio turnover	52	32	46	51	6(n)
Net assets at end of period (000 omitted)	$7,200	$8,893	$4,624	$1,311	$734
See Notes to Financial Statements

Financial Highlights – continued
Class I	Year ended
	6/30/22	6/30/21	6/30/20	6/30/19	6/30/18(c)
Net asset value, beginning of period	$12.09	$11.34	$10.61	$10.08	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.05	$0.09	$0.09	$0.14	$0.10
Net realized and unrealized gain (loss)	(1.51)	0.84	0.79	0.53	(0.02)
Total from investment operations	$(1.46)	$0.93	$0.88	$0.67	$0.08
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.08)	$(0.14)	$(0.14)	$—
From net realized gain	(0.18)	(0.10)	(0.01)	—	—
Total distributions declared to shareholders	$(0.28)	$(0.18)	$(0.15)	$(0.14)	$—
Net asset value, end of period (x)	$10.35	$12.09	$11.34	$10.61	$10.08
Total return (%) (r)(s)(t)(x)	(12.41)	8.24	8.33	6.81	0.80(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.43	1.48	2.08	2.49	2.40(a)
Expenses after expense reductions (f)	0.99	0.99	0.99	0.96	0.96(a)
Net investment income (loss)	0.42	0.76	0.87	1.41	2.31(a)
Portfolio turnover	52	32	46	51	6(n)
Net assets at end of period (000 omitted)	$12,499	$18,654	$5,093	$1,870	$1,227
See Notes to Financial Statements

Financial Highlights – continued
Class R1	Year ended
	6/30/22	6/30/21	6/30/20	6/30/19	6/30/18(c)
Net asset value, beginning of period	$11.99	$11.29	$10.56	$10.03	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.05)	$(0.01)	$(0.02)	$0.04	$0.04
Net realized and unrealized gain (loss)	(1.52)	0.81	0.79	0.54	(0.01)
Total from investment operations	$(1.57)	$0.80	$0.77	$0.58	$0.03
Less distributions declared to shareholders
From net investment income	$—	$—	$(0.03)	$(0.05)	$—
From net realized gain	(0.18)	(0.10)	(0.01)	—	—
Total distributions declared to shareholders	$(0.18)	$(0.10)	$(0.04)	$(0.05)	$—
Net asset value, end of period (x)	$10.24	$11.99	$11.29	$10.56	$10.03
Total return (%) (r)(s)(t)(x)	(13.32)	7.10	7.32	5.81	0.30(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.44	2.49	3.10	3.49	3.50(a)
Expenses after expense reductions (f)	1.99	1.99	1.99	1.96	1.96(a)
Net investment income (loss)	(0.47)	(0.05)	(0.15)	0.39	0.79(a)
Portfolio turnover	52	32	46	51	6(n)
Net assets at end of period (000 omitted)	$223	$240	$57	$53	$50
See Notes to Financial Statements

Financial Highlights – continued
Class R2	Year ended
	6/30/22	6/30/21	6/30/20	6/30/19	6/30/18(c)
Net asset value, beginning of period	$12.06	$11.32	$10.59	$10.06	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.00(w)	$0.03	$0.04	$0.09	$0.06
Net realized and unrealized gain (loss)	(1.51)	0.83	0.78	0.54	0.00(w)
Total from investment operations	$(1.51)	$0.86	$0.82	$0.63	$0.06
Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.02)	$(0.08)	$(0.10)	$—
From net realized gain	(0.18)	(0.10)	(0.01)	—	—
Total distributions declared to shareholders	$(0.22)	$(0.12)	$(0.09)	$(0.10)	$—
Net asset value, end of period (x)	$10.33	$12.06	$11.32	$10.59	$10.06
Total return (%) (r)(s)(t)(x)	(12.80)	7.62	7.82	6.31	0.60(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.94	2.01	2.60	2.99	3.00(a)
Expenses after expense reductions (f)	1.49	1.49	1.49	1.46	1.46(a)
Net investment income (loss)	0.01	0.27	0.35	0.90	1.29(a)
Portfolio turnover	52	32	46	51	6(n)
Net assets at end of period (000 omitted)	$54	$62	$58	$53	$50
See Notes to Financial Statements

Financial Highlights – continued
Class R3	Year ended
	6/30/22	6/30/21	6/30/20	6/30/19	6/30/18(c)
Net asset value, beginning of period	$12.08	$11.33	$10.60	$10.07	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.03	$0.06	$0.07	$0.12	$0.07
Net realized and unrealized gain (loss)	(1.52)	0.84	0.78	0.53	0.00(w)
Total from investment operations	$(1.49)	$0.90	$0.85	$0.65	$0.07
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.05)	$(0.11)	$(0.12)	$—
From net realized gain	(0.18)	(0.10)	(0.01)	—	—
Total distributions declared to shareholders	$(0.25)	$(0.15)	$(0.12)	$(0.12)	$—
Net asset value, end of period (x)	$10.34	$12.08	$11.33	$10.60	$10.07
Total return (%) (r)(s)(t)(x)	(12.65)	7.96	8.07	6.56	0.70(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.69	1.76	2.35	2.74	2.76(a)
Expenses after expense reductions (f)	1.24	1.24	1.24	1.21	1.21(a)
Net investment income (loss)	0.26	0.51	0.60	1.15	1.55(a)
Portfolio turnover	52	32	46	51	6(n)
Net assets at end of period (000 omitted)	$55	$63	$58	$54	$50
See Notes to Financial Statements

Financial Highlights – continued
Class R4	Year ended
	6/30/22	6/30/21	6/30/20	6/30/19	6/30/18(c)
Net asset value, beginning of period	$12.10	$11.34	$10.61	$10.08	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$0.09	$0.09	$0.14	$0.08
Net realized and unrealized gain (loss)	(1.52)	0.85	0.79	0.53	0.00(w)
Total from investment operations	$(1.46)	$0.94	$0.88	$0.67	$0.08
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.08)	$(0.14)	$(0.14)	$—
From net realized gain	(0.18)	(0.10)	(0.01)	—	—
Total distributions declared to shareholders	$(0.28)	$(0.18)	$(0.15)	$(0.14)	$—
Net asset value, end of period (x)	$10.36	$12.10	$11.34	$10.61	$10.08
Total return (%) (r)(s)(t)(x)	(12.40)	8.31	8.33	6.81	0.80(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.44	1.51	2.10	2.49	2.51(a)
Expenses after expense reductions (f)	0.99	0.99	0.99	0.96	0.96(a)
Net investment income (loss)	0.51	0.77	0.86	1.40	1.79(a)
Portfolio turnover	52	32	46	51	6(n)
Net assets at end of period (000 omitted)	$55	$63	$58	$54	$50
See Notes to Financial Statements

Financial Highlights – continued
Class R6	Year ended
	6/30/22	6/30/21	6/30/20	6/30/19	6/30/18(c)
Net asset value, beginning of period	$12.10	$11.35	$10.62	$10.08	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.07	$0.10	$0.10	$0.14	$0.08
Net realized and unrealized gain (loss)	(1.53)	0.83	0.78	0.55	0.00(w)
Total from investment operations	$(1.46)	$0.93	$0.88	$0.69	$0.08
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.08)	$(0.14)	$(0.15)	$—
From net realized gain	(0.18)	(0.10)	(0.01)	—	—
Total distributions declared to shareholders	$(0.28)	$(0.18)	$(0.15)	$(0.15)	$—
Net asset value, end of period (x)	$10.36	$12.10	$11.35	$10.62	$10.08
Total return (%) (r)(s)(t)(x)	(12.35)	8.26	8.33	6.92	0.80(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.37	1.45	2.07	2.48	2.50(a)
Expenses after expense reductions (f)	0.92	0.93	0.95	0.95	0.95(a)
Net investment income (loss)	0.58	0.83	0.89	1.41	1.80(a)
Portfolio turnover	52	32	46	51	6(n)
Net assets at end of period (000 omitted)	$10,140	$11,569	$10,682	$9,857	$9,222

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, January 18, 2018, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable. See Note 2 in the Notes to Financial Statements for additional information.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

Notes to Financial Statements
(1) Business and Organization
MFS Prudent Investor Fund (the fund) is a diversified series of MFS Series Trust XVI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
In June 2022, the FASB issued Accounting Standards Update 2022-03, Fair Value Measurement (Topic 820) – Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”), which affects all entities that have investments in equity securities measured at fair value that are subject to contractual sale restrictions. ASU 2022-03 clarifies that a contractual restriction on the sale of an equity security is a characteristic of the reporting entity holding the equity security rather than a characteristic of the asset and, therefore, is not considered in measuring the fair value of the equity security. The fund decided to early adopt ASU 2022-03 effective as of June 30, 2022 as the guidance in ASU 2022-03 was consistent with the fund’s existing practices for fair value measurement.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Notes to Financial Statements  - continued
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and

Notes to Financial Statements  - continued
prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of June 30, 2022 in valuing the fund's assets and liabilities:

Notes to Financial Statements  - continued
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$6,381,189	$681,524	$—	$7,062,713
Japan	4,358,943	—	—	4,358,943
Germany	3,474,542	—	—	3,474,542
France	1,462,521	—	—	1,462,521
Netherlands	1,457,414	—	—	1,457,414
Spain	1,302,001	—	—	1,302,001
United Kingdom	1,188,824	—	—	1,188,824
Israel	896,544	—	—	896,544
Switzerland	834,300	—	—	834,300
Other Countries	821,395	29,965	—	851,360
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	—	12,852,062	—	12,852,062
U.S. Corporate Bonds	—	3,261,338	—	3,261,338
Residential Mortgage-Backed Securities	—	352,648	—	352,648
Foreign Bonds	—	510,274	—	510,274
Mutual Funds	2,738,623	—	—	2,738,623
Total	$24,916,296	$17,687,811	$—	$42,604,107
Other Financial Instruments
Futures Contracts – Assets	$14,136	$—	$—	$14,136
Forward Foreign Currency Exchange Contracts – Assets	—	13,560	—	13,560
Forward Foreign Currency Exchange Contracts – Liabilities	—	(1,431)	—	(1,431)
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Notes to Financial Statements  - continued
The derivative instruments used by the fund during the period were written options, purchased options, futures contracts, and forward foreign currency exchange contracts. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange.  The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at June 30, 2022 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Foreign Exchange	Forward Foreign Currency Exchange Contracts	$13,560	$(1,431)
Equity	Futures Contracts	14,136	—
Equity	Purchased Option Contracts	711,489	—
Total		$739,185	$(1,431)
(a)	The value of purchased options outstanding is included in investments in unaffiliated issuers, at value, within the Statement of Assets and Liabilities. Values presented in this table for futures contracts correspond to the values reported in the Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the Statement of Assets and Liabilities.
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended June 30, 2022 as reported in the Statement of Operations:
Risk	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)	Written Options
Foreign Exchange	$30,002	$(49,224)	$11,642
Equity	—	(518,902)	—
Total	$30,002	$(568,126)	$11,642

Notes to Financial Statements  - continued
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended June 30, 2022 as reported in the Statement of Operations:
Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)	Written Options
Foreign Exchange	$—	$6,339	$54,436	$(6,439)
Equity	14,136	—	493,663	—
Total	$14,136	$6,339	$548,099	$(6,439)
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
Written Options — In exchange for a premium, the fund wrote call options on securities for which it anticipated the price would decline.  At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written

Notes to Financial Statements  - continued
option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.
The premium received is initially recorded as a liability in the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written call option is exercised, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.
At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker or directly with the clearing broker, based on the type of option. For uncleared options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.
Purchased Options — The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund's exposure to an underlying instrument.
The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.
Whether or not the option is exercised, the fund's maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options,

Notes to Financial Statements  - continued
this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Forward Foreign Currency Exchange Contracts — The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.
Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.
Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master

Notes to Financial Statements  - continued
Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Security Loans — Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co., as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund's Portfolio of Investments, with a fair value of $200,739. The fair value of the fund's investment securities on loan and a related liability of $209,287 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Some securities may be purchased or sold on an extended settlement basis, which means that the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the customary settlement period.
Interest income is recorded on the accrual basis. All premium and discount is amortized

Notes to Financial Statements  - continued
or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
The fund may purchase or sell mortgage-backed securities on a “To Be Announced” (TBA) basis. A TBA transaction is subject to extended settlement and typically does not designate the actual security to be delivered, but instead includes an approximate principal amount. The price of the TBA security and the date that it will be settled are fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and no interest accrues to the fund until settlement takes place. TBA purchase and sale commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy and included in TBA purchase and TBA sale commitments in the Statement of Assets and Liabilities. Losses may arise as a result of changes in the value of the TBA investment prior to settlement date or due to counterparty non-performance. At the time that it enters into a TBA transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments.
The fund may also enter into mortgage dollar rolls, typically TBA dollar rolls, in which the fund sells TBA mortgage-backed securities to financial institutions and simultaneously agrees to repurchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase, the fund will not be entitled to receive interest and principal payments on the securities sold. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. Dollar roll transactions involve the risk that the market value of the securities that the fund is required to purchase may decline below the agreed upon repurchase price of those securities.
Fees Paid Indirectly — The fund's custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. For the year ended June 30, 2022, custody fees were not reduced.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been

Notes to Financial Statements  - continued
accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to amortization and accretion of debt securities, and wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 6/30/22	Year ended 6/30/21
Ordinary income (including any short-term capital gains)	$408,811	$539,264
Long-term capital gains	807,553	123,012
Total distributions	$1,216,364	$662,276
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 6/30/22
Cost of investments	$45,619,037
Gross appreciation	1,732,833
Gross depreciation	(4,721,498)
Net unrealized appreciation (depreciation)	$(2,988,665)
Undistributed ordinary income	261,129
Post-October capital loss deferral	(299,829)
Other temporary differences	(856)
Total distributable earnings (loss)	$(3,028,221)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to

Notes to Financial Statements  - continued
Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 6/30/22	Year ended 6/30/21
Class A	$316,149	$176,229
Class B	1,466	1,107
Class C	137,983	58,711
Class I	485,200	251,788
Class R1	3,562	876
Class R2	1,096	610
Class R3	1,258	757
Class R4	1,424	907
Class R6	268,226	171,291
Total	$1,216,364	$662,276
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.80%
In excess of $1 billion and up to $2.5 billion	0.75%
In excess of $2.5 billion	0.70%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. Effective March 1, 2022, MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until October 31, 2023. For the year ended June 30, 2022, this management fee reduction amounted to $7,465, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended June 30, 2022 was equivalent to an annual effective rate of 0.79% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
Classes
A	B	C	I	R1	R2	R3	R4	R6
1.24%	1.99%	1.99%	0.99%	1.99%	1.49%	1.24%	0.99%	0.95%

Notes to Financial Statements  - continued
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until October 31, 2023. For the year ended June 30, 2022, this reduction amounted to $235,093, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $1,862 for the year ended June 30, 2022, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 37,808
Class B	0.75%	0.25%	1.00%	1.00%	967
Class C	0.75%	0.25%	1.00%	1.00%	86,240
Class R1	0.75%	0.25%	1.00%	1.00%	2,425
Class R2	0.25%	0.25%	0.50%	0.50%	302
Class R3	—	0.25%	0.25%	0.25%	153
Total Distribution and Service Fees					$127,895
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended June 30, 2022 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. There were no service fee rebates for the year ended June 30, 2022.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended June 30, 2022, were as follows:
Amount
Class A	$921
Class B	94
Class C	3,402

Notes to Financial Statements  - continued
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended June 30, 2022, the fee was $2,593, which equated to 0.0048% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended June 30, 2022, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $42,571.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended June 30, 2022 was equivalent to an annual effective rate of 0.0334% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
On June 18, 2021, MFS redeemed 663 shares of Class A and 5,126 shares of Class C for an aggregate amount of $68,826.
At June 30, 2022, MFS held approximately 61% of the outstanding shares of Class B and 100% of the outstanding shares of Class R2, Class R3, Class R4, and Class R6.
(4) Portfolio Securities
For the year ended June 30, 2022, purchases and sales of investments, other than purchased option transactions with an expiration date of less than one year from the time of purchase and short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$15,877,273	$10,556,221
Non-U.S. Government securities	11,583,446	13,149,814

Notes to Financial Statements  - continued
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 6/30/22		Year ended 6/30/21
	Shares	Amount	Shares	Amount
Shares sold
Class A	328,306	$3,881,834	1,068,947	$12,591,316
Class B	444	5,000	2,892	33,565
Class C	187,706	2,203,007	474,014	5,510,730
Class I	605,775	7,257,787	1,418,629	16,714,480
Class R1	3,967	45,636	16,839	196,947
	1,126,198	$13,393,264	2,981,321	$35,047,038
Shares issued to shareholders in reinvestment of distributions
Class A	26,792	$316,149	15,049	$176,229
Class B	125	1,466	95	1,107
Class C	11,824	137,983	5,061	58,711
Class I	41,084	485,200	21,484	251,788
Class R1	303	3,562	75	876
Class R2	93	1,096	52	610
Class R3	107	1,258	64	757
Class R4	120	1,424	78	907
Class R6	22,692	268,226	14,603	171,291
	103,140	$1,216,364	56,561	$662,276
Shares reacquired
Class A	(602,024)	$(7,028,652)	(402,112)	$(4,749,330)
Class B	(466)	(5,416)	(2,968)	(35,054)
Class C	(238,569)	(2,753,643)	(144,662)	(1,675,291)
Class I	(981,872)	(11,125,911)	(346,440)	(4,105,570)
Class R1	(2,574)	(28,984)	(1,907)	(22,221)
	(1,825,505)	$(20,942,606)	(898,089)	$(10,587,466)

Notes to Financial Statements  - continued
	Year ended 6/30/22		Year ended 6/30/21
	Shares	Amount	Shares	Amount
Net change
Class A	(246,926)	$(2,830,669)	681,884	$8,018,215
Class B	103	1,050	19	(382)
Class C	(39,039)	(412,653)	334,413	3,894,150
Class I	(335,013)	(3,382,924)	1,093,673	12,860,698
Class R1	1,696	20,214	15,007	175,602
Class R2	93	1,096	52	610
Class R3	107	1,258	64	757
Class R4	120	1,424	78	907
Class R6	22,692	268,226	14,603	171,291
	(596,167)	$(6,332,978)	2,139,793	$25,121,848
Effective June 1, 2019, purchases of the fund’s Class B shares were closed to new and existing investors subject to certain exceptions.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 16, 2023 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended June 30, 2022, the fund’s commitment fee and interest expense were $222 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$8,190,425	$31,347,183	$37,008,063	$(3)	$(206)	$2,529,336

Notes to Financial Statements  - continued
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$5,772	$—
(8) LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for those modified contracts as a continuation of the existing contracts. Management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
(9) Russia and Ukraine Conflict
The market disruptions, which began in late February 2022, associated with geopolitical events related to the conflict between Russia and Ukraine may adversely affect the value of the fund’s assets and thus the fund’s performance. Management continues to monitor these events and to evaluate the related impacts, if any, to the fund.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Series Trust XVI and the Shareholders of
MFS Prudent Investor Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Prudent Investor Fund (the “Fund”), including the portfolio of investments, as of June 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and for the period from January 18, 2018 (the commencement of the Fund’s investment operations) through June 30, 2018, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, and for the period from January 18, 2018 (the commencement of the Fund’s investment operations) through June 30, 2018, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights.

Report of Independent Registered Public Accounting Firm – continued
Our procedures included confirmation of securities owned as of June 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
August 15, 2022
We have served as the auditor of one or more of the MFS investment companies since 1924.

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of August 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 55)	Trustee	January 2021	137	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	137	Private investor	N/A
Steven E. Buller (age 71)	Trustee	February 2014	137	Private investor	N/A
John A. Caroselli (age 68)	Trustee	March 2017	137	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 67)	Trustee	January 2009	137	Private investor	N/A
Peter D. Jones (age 67)	Trustee	January 2019	137	Private investor	N/A
James W. Kilman, Jr. (age 61)	Trustee	January 2019	137	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)

Trustees and Officers -continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 66)	Trustee	March 2017	137	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 66)	Trustee	May 2014	137	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	137	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 54)	Assistant Treasurer	January 2012	137	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 55)	Assistant Treasurer	April 2017	137	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
David L. DiLorenzo (k) (age 53)	President	July 2005	137	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	137	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 49)	Assistant Secretary and Assistant Clerk	June 2006	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Trustees and Officers -continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux(k) (age 45)	Chief Compliance Officer	March 2022	137	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2018	137	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	137	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
James O. Yost (k) (age 62)	Treasurer	September 1990	137	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed

Trustees and Officers -continued
terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s)
David Cole Shanti Das-Wermes Edward Dearing Barnaby Wiener

Statement Regarding Liquidity Risk Management Program
The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests.
MFS provided a written report to the Board for consideration at its March 2022 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from January 1, 2021 to December 31, 2021 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively in all material respects and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.
There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2022 income tax forms in January 2023. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The fund designates $899,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 13.48% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Item 1(b):

Not applicable.

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the "Code") pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant's principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code that relates to an element of the Code's definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of "audit committee financial expert" as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kilman, and Otis and Ms. Roepke are "independent" members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP ("Deloitte") to serve as independent accountants to a series of the Registrant (each a "Fund" and collectively the "Funds"). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to the Fund's investment adviser, Massachusetts Financial Services Company ("MFS"), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund ("MFS Related Entities").

For the fiscal years ended June 30, 2022 and 2021, audit fees billed to each Fund by Deloitte were as follows:

Fees billed by Deloitte:		Audit Fees
	2022	2021
MFS Prudent Investor Fund	51,949	49,328

For the fiscal years ended June 30, 2022 and 2021, fees billed by Deloitte for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

Fees billed by Deloitte:	Audit-Related Fees1		Tax Fees2		All Other Fees3
	2022	2021	2022	2021	2022	2021
To MFS Prudent Investor Fund	0	0	400	7,469	0	0

Fees billed by Deloitte:	Audit-Related Fees1		Tax Fees2		All Other Fees3
	2022	2021	2022	2021	2022	20214
To MFS and MFS Related
Entities of MFS Prudent	0	0	0	0	3,790	5,390
Investor Fund*

Fees billed by Deloitte:			Aggregate Fees for Non-audit Services
				2022		20214
To MFS Prudent Investor Fund, MFS and MFS Related
Entities#				4,190	314,359

*This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

# This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.

1 The fees included under "Audit-Related Fees" are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ''Audit Fees,'' including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

2 The fees included under "Tax Fees" are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

3 The fees included under "All Other Fees" are fees for products and services provided by Deloitte other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees".

4 Certain fees reported in 2021 have been restated in this filing from those reported in the Registrant's filing for the reporting period ended June 30, 2021.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant's Audit Committee has considered whether the provision by a Registrant's independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant's principal auditors.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6. INVESTMENTS

A schedule of investments of MFS Prudent Investor Fund is included as part of the report to shareholders of such series under Item 1(a) of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant's Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13. EXHIBITS.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. Attached hereto as EX-99.COE.

(2)A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)Change in the registrant's independent public accountant. Not applicable.

(b)If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST XVI

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President
Date: August 15, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)
Date: August 15, 2022
By (Signature and Title)*	/S/ JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and
Accounting Officer)
Date: August 15, 2022

* Print name and title of each signing officer under his or her signature.